Exhibit 10.2

SEPARATION AND RELEASE AGREEMENT

This Separation and Release Agreement (the “Agreement”) is made by and between Rick Bloom, an individual (the “Executive”) and Support.com, Inc. (the “Company”) (individually each a “Party” and collectively the “Parties”). The Executive must sign and return this Agreement within twenty-one (21) days of the date that this Agreement is provided to him (the “Transition Date”) and not timely revoke it pursuant to the terms of this Agreement and comply with the other terms and conditions of this Agreement in order to be eligible for the severance benefits described below.

RECITAL

The Executive has stepped down from his role as Chief Executive Officer of the Company effective on August 10, 2020 and agreed to serve as Principal Accounting Officer for a transition period of sixty (60) days thereafter (the “Transition Period”). The employment relationship between the Executive and the Company will terminate effective on the last day of the Transition Period (the “Separation Date”). The Company desires to provide the Executive with severance benefits pursuant to the terms of his offer letter from the Company dated December 21, 2016 (the “Offer Letter”) and additional severance benefits all described below subject to the conditions set forth herein.

AGREEMENT

Based upon the information stated in the above Recital and the statements, promises and agreements contained below, the Parties hereby agree as follows:

1.
During the Transition Period, the Executive’s base salary will remain at the same rate as it was on the Transition Date and the Executive will continue to be eligible for the Company’s standard employee benefits (other than equity awards), subject to the applicable terms and conditions applicable to such plans and programs. The Executive’s outstanding stock options and RSUs have already vested and remain subject to the existing terms and conditions set forth in the governing plan documents and award agreements.

2.
Provided this Agreement has become effective in accordance with its terms, the Company will pay the Executive a total gross amount of Two Hundred Thousand Dollars ($200,000) subject to required tax withholdings on August 18, 2020.

3.
Provided this Agreement has become effective in accordance with its terms and the Executive has signed and delivered the supplemental release agreement attached hereto as Exhibit A (the “Supplemental Release”) on or within ten (10) days following the Separation Date (and not before the Separation Date), and the Supplemental Release has become effective and irrevocable in accordance with its terms, the Company will reimburse the Executive for the COBRA continuation coverage premiums paid by him for himself and his family under the Company’s group medical plans as in effect at the Transition Date less the amount of the Executive’s portion of the premium as if he were an active employee following his separation from service until the six (6) month anniversary of the Separation Date.

4.
The Executive will resign as an employee on the Separation Date

5.
Nothing in this Agreement alters the Executive’s employment at will status. Accordingly, during the Transition Period, the Executive is entitled to resign his employment for any reason at any time, and the Company may terminate the Executive’s employment with or without cause or advance notice.

6.
If after the Effective Date and prior to the Separation Date the Company terminates the Executive’s employment for any reason other than for Cause as such term is defined in the Offer Letter (“Cause”), the Executive shall receive the severance benefits described in Paragraph 3 and shall be paid the remainder of the base salary through the end of the Transition Period in a lump sum subject to required tax withholdings within ten (10) days after the Supplemental Release has become effective and irrevocable in accordance with its terms, provided that this Agreement has become effective in accordance with its terms and the Executive has signed and delivered the Supplemental Release on or within ten (10) days following (and not before) the effective date of his termination of employment. If prior to the Separation Date the Executive resigns his employment for any reason or the Company terminates the Executive’s employment for Cause, the Executive will forfeit the severance benefit described in Paragraph 3 and the Company shall cease paying base salary as of the effective date of his termination of employment. For the avoidance of doubt, the severance benefit due the Executive pursuant to Paragraph 2 above ($200,000 lump sum payment) shall be paid to the Executive if he executes and delivers this Agreement and does not timely revoke during the Revocation Period (defined below).

7.
Within thirty (30) days after presentation of an invoice from Executive’s law firm for reasonable legal fees and costs incurred in connection with the review, revision and negotiation of this Agreement, the Company shall remit payment of such invoice directly to such law firm in an amount not to exceed $5,000.

8.
The Executive acknowledges and agrees to the following release terms:

RELEASE TERMS

General Release. I, Rick Bloom, on behalf of myself, my heirs, representatives and assigns, I hereby fully and forever release and discharge the Company as well as its past and present affiliates, subsidiaries, agents, related entities, officers, directors, shareholders, employees, attorneys, insurers, predecessors, successors, representatives, heirs and assigns (collectively, “Releasees”), from any and all claims, causes of action, suits, debts, and demands of any and every kind, nature and character, presently known and unknown, arising from or relating to any act or omission occurring prior to the date I sign this Agreement (collectively, “Claims”).

Examples of Claims. The Claims I am releasing and discharging include, but are not limited to, Claims arising from and related to my recruitment, hiring, employment and termination of employment with the Company, including Claims under federal, state and local employment laws such as Title VII of the Civil Rights Act of 1964 as amended, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Employee Retirement and Income Security Act of 1974 as amended (“ERISA”), the Americans with Disabilities Act (“ADA”), the Age Discrimination in Employment Act of 1967 as amended (“ADEA”), the Equal Pay Act, the Family Medical Leave Act, the Fair Labor Standards Act, (as amended), the Fair Credit Reporting Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information Nondiscrimination Act, the Immigration Reform and Control Act, the Fair Employment and Housing Act, the California Labor Code, the California Private Attorney General Act and under any and all other applicable federal, state and local laws; and Claims arising under tort, contract, or quasi-contract law, including but not limited to claims for unpaid wages, breach of express and implied contractual obligations, misrepresentation, infliction of emotional distress, violation of public policy, defamation, monetary damages and any other form of personal relief, attorneys’ fees and costs.

Known & Unknown Claims. In furtherance of my intent to fully and forever release and discharge the Releasees from any and all Claims, “presently known and unknown,” I am waiving and releasing all rights and benefits afforded to me, if any, under Section 1542 of the California Civil Code, or under a comparable state law applicable to me. I understand that California Civil Code Section 1542 provides as follows (parentheticals added):

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

I understand that this means that, if I later discover facts different from or in addition to those that I now know or believe to be true, that my release and discharge of all Claims under this Agreement shall be and remain in full force and effect in all respects notwithstanding such different or additional facts or my later discovery of such facts.

Exclusions. I understand that my release and discharge of all Claims under this Agreement excludes any claim(s) I may have for:

1.
unemployment, disability and paid family leave insurance benefits, if any such benefit programs apply to me, pursuant to the terms of applicable state law;

2.
workers’ compensation insurance benefits pursuant to Division 4 of the California Labor Code (or comparable law of another state applicable to me) under any worker’s compensation insurance policy or fund of the Company;

3.
continued participation in the Company’s group health benefit plans through the Separation Date and thereafter pursuant to the terms and conditions of the federal law known as “COBRA;”

4.
any benefit entitlement(s) vested as of the Effective Date, pursuant to written terms of any applicable employee benefit plan sponsored by the Company and governed by the federal law known as “ERISA”;

5.
any stock and option shares vested as of the Effective Date, pursuant to the written terms and conditions of any stock and/or option grant by the Company to me existing before the Effective Date;

6.
violation of any federal, state or local statutory and/or public policy right or entitlement that, by applicable law, is not waivable; and

7.
any wrongful act or omission by any Releasee occurring after the date I sign this Agreement.

Continuing Rights and Obligations.

I acknowledge and affirm that I have ongoing obligations to the Company after my Separation Date under the Confidential Information and Invention Assignment Agreement that I signed in connection with my employment with the Company and a copy of which is attached hereto as Attachment 1 (“CIIA”).

I understand that nothing in this Agreement prevents or prohibits me from (i) filing a claim with a government agency that is responsible for enforcing a law, (ii) providing information regarding my former employment relationship with the Company, as may be required by law or legal process, or (iii) cooperating, participating or assisting in any government or regulatory entity investigation or proceeding pertaining to the Company.

However, I also understand that, because the Claims I am releasing and discharging under this Agreement include all claims “for monetary damages and any other form of personal relief” (see the section entitled “Examples of Claims” above), I may only seek and receive non-personal forms of relief through any claim I may file with a government agency; provided, however, that nothing herein waives my right to file an application for an award for original information submitted pursuant to section 21F of the Securities Exchange Act of 1934.

I also understand and agree that, even if required by subpoena to provide testimony, or otherwise to cooperate, participate or assist in any legal, government or regulatory proceeding that pertains to my former employment with the Company, I shall promptly give written notice to the Company’s Chairman of the Board (with attention to the Legal Department) that I have been requested or required to violate my CIIA in connection with or during such testimony, legal, government or regulatory proceeding, so that the Company may take legal action to protect its rights under my CIIA.

No Admission of Wrongdoing; No Disparagement. I agree that neither the fact nor any aspect of this Agreement is intended, or should be construed at any time, to be an admission of liability or wrongdoing by either me or by any of the Releasees. I further agree not to make, or encourage any other person to make, any negative or disparaging statements, as fact or as opinion, about the Company or any of its products, services, vendors, customers, or prospective customers. The Company agrees that it shall not make any negative or disparaging statement, as fact or as opinion, about you and shall instruct its executive officers and directors to refrain from making or encouraging any other person to make any such statements. The respective commitments of the Parties in this paragraph shall not be violated by truthful statements made in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including depositions in connection with such proceedings).

Agreement Deadline; Revocation Period; Effective Date. I understand that:

I have been advised by the Company to consult with an attorney of my own choosing before signing this Agreement and returning it to the Company on or before the Agreement Deadline.

The last date I can sign this Agreement is twenty-one (21) days after the Transition Date (“Agreement Deadline”). Mutually agreed upon changes to this Agreement, whether material or immaterial, do not restart the twenty-one (21) day period.

For seven (7) days after the date I actually sign this Agreement, I may revoke it (“Revocation Period”). If I revoke this Agreement, I must deliver written notice of my revocation to the Company, no later than the seventh day after the date I signed this Agreement.

The “Effective Date” of this Agreement will be the date I have signed it, provided that I have returned to the Company my signature to this Agreement and I have not timely revoked it during the Revocation Period. I understand that this Agreement, as signed by me, and any notice of revocation, should be delivered by U.S. mail, hand or overnight delivery or facsimile to the number below:

Human Resources & Legal Departments, Support.com
1200 Crossman Ave, Suite 210, Sunnyvale, California 94089
Confidential Facsimile No: 650-482-3761

Complete Agreement; Changes. In signing this Agreement and it becoming effective, I represent and warrant that I am not relying on any statements, representations, negotiations, promises or agreements that are not expressly set forth in this Agreement. I also understand and agree that:

●
this Agreement contains my entire understanding, and the entire agreement by me, with respect to the matters covered herein; and

●
this Agreement merges, cancels, supersedes and replaces all prior statements, representations, negotiations, promises or agreements relating to the subjects covered by this Agreement that may have been made by any of the Releasees, including (but not limited to) my Offer Letter from the Company (for the avoidance of doubt, not including the agreement to arbitrate contained therein), except (i) my CIIA which remains in full force and effect in accordance with its terms, (ii) the benefit plans and agreements referenced in clauses (3), (4) and (5) in the section entitled “General Release”, above, and (iii) my Amended and Restated Indemnification Agreement dated July 1, 2016 which remains in full force and effect in accordance with its terms; and

●
this Agreement cannot be changed except by another written agreement signed by me and approved by the Compensation Committee of the Board.

I HAVE READ THE FOREGOING AGREEMENT. I UNDERSTAND IT AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING THE RIGHT TO SUE FOR AGE DISCRIMINATION, HARASSMENT AND RETALIATION UNDER THE ADEA. I AM AWARE OF MY RIGHT TO CONSULT WITH AN ATTORNEY OF MY OWN CHOOSING BEFORE SIGNING THIS AGREEMENT, AND I HAVE BEEN ADVISED TO UNDERTAKE SUCH CONSULTATION. I SIGN THIS AGREEMENT FREELY AND VOLUNTARILY, WITHOUT COERCION OR DURESS. I ACKNOWLEDGE AN AGREE THAT THIS RELEASE IS IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION IN ADDITION TO ANYTHING OF VALUE I AM OTHERWISE ENTITLED TO RECEIVE.

EXECUTION

In order to bind the Parties to this Agreement, the Parties, or their duly authorized representatives have signed their names below.

Support.com, Inc.	Rick Bloom
By: ______________________________	______________________________
Name: ______________________________	Date:______________________________
Title: ______________________________

Please return a signed copy to:

Human Resources & Legal Departments
Support.com, Inc.
1200 Crossman Ave, Suite 210, Sunnyvale, California 94089
Confidential Facsimile No: 650-482-3761

EXHIBIT A

SUPPLEMENTAL RELEASE AGREEMENT

This Supplemental Release Agreement (the “Agreement”) is delivered pursuant to the Separation and Release Agreement by and between Rick Bloom and Support.com, Inc. (the “Separation and Release Agreement”):

General Release. I, Rick Bloom, on behalf of myself, my heirs, representatives and assigns, I hereby fully and forever release and discharge Support.com, Inc. (the “Company”) as well as its past and present affiliates, subsidiaries, agents, related entities, officers, directors, shareholders, employees, attorneys, insurers, predecessors, successors, representatives, heirs and assigns (collectively, “Releasees”), from any and all claims, causes of action, suits, debts, and demands of any and every kind, nature and character, presently known and unknown, arising from or relating to any act or omission occurring prior to the date I sign this Agreement (collectively, “Claims”).

Examples of Claims. The Claims I am releasing and discharging include, but are not limited to, Claims arising from and related to my recruitment, hiring, employment and termination of employment with the Company, including Claims under federal, state and local employment laws such as Title VII of the Civil Rights Act of 1964 as amended, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Employee Retirement and Income Security Act of 1974 as amended (“ERISA”), the Americans with Disabilities Act (“ADA”), the Age Discrimination in Employment Act of 1967 as amended (“ADEA”), the Equal Pay Act, the Family Medical Leave Act, the Fair Labor Standards Act, (as amended), the Fair Credit Reporting Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information Nondiscrimination Act, the Immigration Reform and Control Act, the Fair Employment and Housing Act, the California Labor Code, the California Private Attorney General Act and under any and all other applicable federal, state and local laws; and Claims arising under tort, contract, or quasi-contract law, including but not limited to claims for unpaid wages, breach of express and implied contractual obligations, misrepresentation, infliction of emotional distress, violation of public policy, defamation, monetary damages and any other form of personal relief, attorneys’ fees and costs.

Known & Unknown Claims. In furtherance of my intent to fully and forever release and discharge the Releasees from any and all Claims, “presently known and unknown,” I am waiving and releasing all rights and benefits afforded to me, if any, under Section 1542 of the California Civil Code, or under a comparable state law applicable to me. I understand that California Civil Code Section 1542 provides as follows (parentheticals added):

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

I understand that this means that, if I later discover facts different from or in addition to those that I now know or believe to be true, that my release and discharge of all Claims under this Agreement shall be and remain in full force and effect in all respects notwithstanding such different or additional facts or my later discovery of such facts.

Exclusions. I understand that my release and discharge of all Claims under this Agreement excludes any claim(s) I may have for:

1.
unemployment, disability and paid family leave insurance benefits, if any such benefit programs apply to me, pursuant to the terms of applicable state law;

2.
workers’ compensation insurance benefits pursuant to Division 4 of the California Labor Code (or comparable law of another state applicable to me) under any worker’s compensation insurance policy or fund of the Company;

3.
continued participation in the Company’s group health benefit plans pursuant to the terms and conditions of the federal law known as “COBRA;”

4.
any benefit entitlement(s) vested as of my Separation Date, pursuant to written terms of any applicable employee benefit plan sponsored by the Company and governed by the federal law known as “ERISA”;

5.
any stock and option shares vested as of my Separation Date, pursuant to the written terms and conditions of any stock and/or option grant by the Company to me existing before my Separation Date;

6.
violation of any federal, state or local statutory and/or public policy right or entitlement that, by applicable law, is not waivable; and

7.
any wrongful act or omission by any Releasee occurring after the date I sign this Agreement.

Acknowledgement of wages paid. I acknowledge that I have received my final paychecks which included payment of all wages due and all accrued, unused vacation. I represent that I have has been paid all amounts I was owed as salary, bonuses, commissions or other wages and I have received reimbursement of all reimbursable business expenses.

Continuing Rights and Obligations.

I acknowledge and affirm that I have ongoing obligations to the Company after my Separation Date under the Confidential Information and Invention Assignment Agreement that I signed in connection with my employment with the Company and a copy of which is attached hereto as Attachment 1 (“CIIA”).

I understand that nothing in this Agreement prevents or prohibits me from (i) filing a claim with a government agency that is responsible for enforcing a law, (ii) providing information regarding my former employment relationship with the Company, as may be required by law or legal process, or (iii) cooperating, participating or assisting in any government or regulatory entity investigation or proceeding pertaining to the Company.

However, I also understand that, because the Claims I am releasing and discharging under this Agreement include all claims “for monetary damages and any other form of personal relief” (see the section entitled “Examples of Claims” above), I may only seek and receive non-personal forms of relief through any claim I may file with a government agency; provided, however, that nothing herein waives my right to file an application for an award for original information submitted pursuant to section 21F of the Securities Exchange Act of 1934.

I also understand and agree that, even if required by subpoena to provide testimony, or otherwise to cooperate, participate or assist in any legal, government or regulatory proceeding that pertains to my former employment with the Company, I shall promptly give written notice to the Company’s Chairman of the Board (with attention to the Legal Department) that I have been requested or required to violate my CIIA in connection with or during such testimony, legal, government or regulatory proceeding, so that the Company may take legal action to protect its rights under my CIIA.

No Admission of Wrongdoing; No Disparagement. I agree that neither the fact nor any aspect of this Agreement is intended, or should be construed at any time, to be an admission of liability or wrongdoing by either me or by any of the Releasees. I further agree not to make, or encourage any other person to make, any negative or disparaging statements, as fact or as opinion, about the Company or any of its products, services, vendors, customers, or prospective customers. The Company agrees that it shall not make any negative or disparaging statement, as fact or as opinion, about you and shall instruct its executive officers and directors to refrain from making or encouraging any other person to make any such statements. The respective commitments of the Parties in this paragraph shall not be violated by truthful statements made in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including depositions in connection with such proceedings).

Agreement Deadline; Revocation Period; Effective Date. I understand that:

I have been advised by the Company to consult with an attorney of my own choosing before signing this Agreement and returning it to the Company on or before the Agreement Deadline.

The last date I can sign this Agreement is ten (10) days after my Separation Date, which I acknowledge is more than twenty-one (21) days after I received this Agreement (“Agreement Deadline”).

For seven (7) days after the date I actually sign this Agreement, I may revoke it (“Revocation Period”). If I revoke this Agreement, I must deliver written notice of my revocation to the Company, no later than the seventh day after the date I signed this Agreement.

The “Effective Date” of this Agreement will be the date I have signed it, provided that I have returned to the Company my signature to this Agreement and I have not timely revoked it during the Revocation Period. I understand that this Agreement, as signed by me, and any notice of revocation, should be delivered by U.S. mail, hand or overnight delivery or facsimile to the number below:

Human Resources & Legal Departments, Support.com
1200 Crossman Ave, Suite 210, Sunnyvale, California 94089
Confidential Facsimile No: 650-482-3761

Complete Agreement; Changes. In signing this Agreement and it becoming effective, I represent and warrant that I am not relying on any statements, representations, negotiations, promises or agreements that are not expressly set forth in this Agreement. I also understand and agree that:

●
this Agreement contains my entire understanding, and the entire agreement by me, with respect to the matters covered herein; and

●
this Agreement merges, cancels, supersedes and replaces all prior statements, representations, negotiations, promises or agreements relating to the subjects covered by this Agreement that may have been made by any of the Releasees, including (but not limited to) my Offer Letter from the Company (for the avoidance of doubt, not including the agreement to arbitrate contained therein), except (i) my CIIA which remains in full force and effect in accordance with its terms, (ii) the benefit plans and agreements referenced in clauses (3), (4) and (5) in the section entitled “General Release”, above, (iii) my Amended and Restated Indemnification Agreement dated July 1, 2016 which remains in full force and effect in accordance with its terms and (iv) the Separation and Release Agreement; and

●
this Agreement cannot be changed except by another written agreement signed by me and approved by the Compensation Committee of the Board.

I HAVE READ THE FOREGOING AGREEMENT. I UNDERSTAND IT AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING THE RIGHT TO SUE FOR AGE DISCRIMINATION, HARASSMENT AND RETALIATION UNDER THE ADEA. I AM AWARE OF MY RIGHT TO CONSULT WITH AN ATTORNEY OF MY OWN CHOOSING BEFORE SIGNING THIS AGREEMENT, AND I HAVE BEEN ADVISED TO UNDERTAKE SUCH CONSULTATION. I SIGN THIS AGREEMENT FREELY AND VOLUNTARILY, WITHOUT COERCION OR DURESS. I ACKNOWLEDGE AN AGREE THAT THIS RELEASE IS IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION IN ADDITION TO ANYTHING OF VALUE I AM OTHERWISE ENTITLED TO RECEIVE.

EXECUTION

In order to bind the Parties to this Agreement, the Parties, or their duly authorized representatives have signed their names below.

Support.com, Inc.	Rick Bloom
By: ______________________________	______________________________
Name: ______________________________	Date:______________________________
Title: ______________________________

Please return a signed copy to:

Human Resources & Legal Departments
Support.com, Inc.
1200 Crossman Ave, Suite 210, Sunnyvale, California 94089
Confidential Facsimile No: 650-482-3761